Exhibit 99.1

Ocean Power Technologies Provides Operational Update on Global Deployments and Infrastructure Development

MONROE TOWNSHIP, N.J., February 23, 2026 — Ocean Power Technologies, Inc. (“OPT” or “the Company”) (NYSE American: OPTT) today provided an operational update highlighting continued global deployments and progress on its offshore autonomy infrastructure roadmap.

The Company has shipped a WAM-V®, autonomous surface vehicle to Greece to support ongoing customer operations and field activity in the region. This deployment expands OPT’s international operational footprint and reflects continued engagement across defense and commercial maritime markets.

In parallel, OPT has transitioned its integrated docking and charging program from prototype to a full-scale build, including autonomous docking and redeployment.

The Company has placed orders for components to support system integration and open-water validation as it advances toward its first early access commercial solution targeted for launch in 2026. This capability is designed to enable autonomous systems to dock, recharge, and redeploy in support of persistent offshore operations and as part of a future maritime recharging network.

OPT has also continued to advance its autonomous navigation and control capabilities through its collaboration with Mythos AI. Recent progress has strengthened perception, decision-making, and autonomous functionality required for reliable, repeatable maritime operations in dynamic environments.

“Our focus remains on disciplined execution across deployments, government programs, and infrastructure development,” said Philipp Stratmann, Chief Executive Officer of Ocean Power Technologies. “We are advancing the core capabilities required to support scalable, persistent maritime autonomy for defense and commercial customers.”

For more information about Ocean Power Technologies, please visit www.OceanPowerTechnologies.com.

ABOUT OCEAN POWER TECHNOLOGIES

OPT provides intelligent maritime solutions and services that enable safer, cleaner, and more productive ocean operations for the defense and security, oil and gas, science and research, and offshore wind markets, including Merrows™, which provides AI-capable seamless integration of Maritime Domain Awareness Systems across platforms. Our PowerBuoy® platforms provide clean and reliable electric power and real-time data communications for remote maritime and subsea applications. We also provide WAM-V® unmanned surface vehicles (USV’s) and marine robotics services. The Company’s headquarters is located in Monroe Township, New Jersey and has an additional office in Richmond, California. To learn more, visit www.OceanPowerTechnologies.com.

FORWARD-LOOKING STATEMENTS

This release may contain forward-looking statements that are within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by certain words or phrases such as “may”, “will”, “aim”, “will likely result”, “believe”, “expect”, “will continue”, “anticipate”, “estimate”, “intend”, “plan”, “contemplate”, “seek to”, “future”, “objective”, “goal”, “project”, “should”, “will pursue” and similar expressions or variations of such expressions. These forward-looking statements reflect the Company’s current expectations about its future plans and performance. These forward-looking statements rely on a number of assumptions and estimates that could be inaccurate and subject to risks and uncertainties, including the ultimate success of the Company’s integrated docking and charging program and its collaboration with Mythos AI and the performance of the WAM-V® shipped to Greece. Actual results could vary materially from those anticipated or expressed in any forward-looking statement made by the Company. Please refer to the Company’s most recent Forms 10-Q and 10-K and subsequent filings with the U.S. Securities and Exchange Commission for further discussion of these risks and uncertainties. The Company disclaims any obligation or intent to update the forward-looking statements in order to reflect events or circumstances after the date of this release.